Exhibit 10.1

FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD

AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND

FIRST AMENDMENT TO SECURITY AGREEMENT

This FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Agreement”) is entered into as of November 15, 2011, by and among AQUILEX HOLDINGS LLC, a Delaware limited liability company (the “Borrower”), each other Loan Party listed on the signature pages hereto, the Lenders listed on the signature pages hereto and ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and as L/C Issuer (in such capacity, the “L/C Issuer”).

RECITALS

WHEREAS, the Borrower, Holdings, the Agent, the L/C Issuer and the Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of April 1, 2010 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement), pursuant to which, among other things, the Agent, the L/C Issuer and the Lenders named therein agreed, subject to the terms and conditions set forth in the Credit Agreement, to make senior secured credit facilities and certain other financial accommodations available to the Borrower;

WHEREAS, as of October 13, 2011, the Borrower, the Loan Parties, the Agent, the L/C Issuer and the Lenders signatory thereto entered into a Forbearance Agreement and Second Amendment to Amended and Restated Credit Agreement (the “Forbearance Agreement”) pursuant to which, among other things, the Required Lenders agreed to forbear through December 8, 2011 from exercising remedies with respect to the Specified Defaults as set forth therein;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to allow the Borrower and Guarantors to incur additional Indebtedness, in the form of new second lien term loans (the “Second Lien Term Loans”), the proceeds of which would be used by the Borrower in accordance with a budget approved in accordance with the terms hereof by the Agent to provide the Borrower with additional liquidity to continue operations and negotiate a comprehensive financial restructuring with the Lenders and the holders of the Senior Notes and which Second Lien Term Loans would be repaid, in certain circumstances, with the proceeds of a debtor-in-possession financing as further described herein;

WHEREAS, the Borrower has also requested that in connection with the incremental liquidity provided by the Second Lien Term Loans, the Forbearance Agreement be amended to extend the Forbearance Period to February 3, 2012; and

WHEREAS, subject to the terms and conditions set forth herein, the Agent, the L/C Issuer and the Required Lenders have agreed to such amendments and to so extend the Forbearance Period.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1 Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions in the appropriate alphabetical order:

“Bondholder Letter Agreement” means a letter agreement substantially in the form attached as Exhibit D to the Third Amendment.

“Budget” means the 13-week budget attached as Exhibit A to the Third Amendment, as amended, supplemented or otherwise modified from time to time with the written consent of the Agent (such consent not to be unreasonably withheld, delayed or conditioned).

“DIP Financing” has the meaning ascribed to such term in the Second Lien Intercreditor Agreement.

“Roll-Up Portion of the DIP Financing” has the meaning ascribed to such term in the Second Lien Intercreditor Agreement.

“Second Lien Agent” has the meaning ascribed to such term in the definition of “Second Lien Credit Agreement.”

“Second Lien Credit Agreement” means that certain Second Lien Credit Agreement to be entered into among certain holders of the Senior Notes, as lenders (the “Second Lien Lenders”), U.S. Bank National Association, as agent (in such capacity, together with its successors and assigns, the “Second Lien Agent”), the other agents named therein and the Borrower, in form and substance satisfactory to the Agent, and having the terms set forth in, and otherwise consistent with the Second Lien Term Sheet attached as Exhibit B to the Third Amendment.

“Second Lien Lenders” has the meaning ascribed to such term in the definition of “Second Lien Credit Agreement.”

“Second Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form attached as Exhibit C to the Third Amendment.

“Second Lien Loan Documents” means the “Loan Documents” as defined in the Second Lien Credit Agreement.

“Second Lien Segregated Account” has the meaning ascribed to such term in the Second Lien Intercreditor Agreement.

“Second Lien Segregated Account Funds” has the meaning ascribed to such term in the Second Lien Intercreditor Agreement.

“Second Lien Term Loans” means the term loans extended pursuant to the Second Lien Credit Agreement and Section 7.03(s).

“Specified Indebtedness” has the meaning ascribed to such term in Section 9.01(e).

“Specified Revolving Exit Facility” has the meaning ascribed to such term in Section 11.21(b).

“Third Amendment” means the First Amendment to Forbearance Agreement and Third Amendment to Amended and Restated Credit Agreement, dated as of November 15, 2011.

(b) Section 7.01(aa) of the Credit Agreement is hereby amended and restated as follows:

“(aa) (i) Liens securing Indebtedness permitted to be incurred pursuant to Section 7.03(s) provided that such Liens are subject to the Second Lien Intercreditor Agreement and (ii) Liens incurred prior to the effective date of the Third Amendment pursuant to this Section 7.01(aa) as in effect prior to such date”

(c) Section 7.03(s) is hereby amended and restated as follows:

“(s) (i) Indebtedness of the Borrower in an aggregate principal amount not to exceed $15,000,000 (exclusive of interest, fees and other similar amounts, if any, added to principal pursuant to the terms thereof) incurred pursuant to the Second Lien Credit Agreement and any guaranty thereof by the Guarantors, in each case, secured by Liens permitted under Section 7.01)(aa) and (ii) Indebtedness incurred prior to the effective date of the Third Amendment pursuant to this Section 7.03(s) as in effect prior to such date; and”

(d) Section 7.10 is hereby amended to insert the following new clause (b) and re-letter existing clause (b) as clause (c):

“, (b) the Second Lien Loan Documents”

(e) Section 8.01(d) is hereby amended and restated as follows:

“the performance of obligations under the Loan Documents and the Second Lien Loan Documents to which it is a party,”

(f) Section 9.01(e) is hereby amended and restated as follows:

“(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period with respect thereto, if any (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder) under the Second Lien Credit Agreement or having an aggregate principal amount of not less than the Threshold Amount (any such Indebtedness, “Specified Indebtedness”), or (B) fails to observe or perform any other agreement or condition relating to any such Specified Indebtedness, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Specified Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, all such Specified Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem all such Indebtedness to be made, prior to its stated maturity (it being agreed that, if an event described in this paragraph (e) in respect of the Second Lien Term Loans has been subsequently cured or waived by the applicable parties under the Second Lien Credit Agreement, any Event of Default arising under this paragraph (e) shall be deemed cured at the time of such cure or waiver under the Second Lien Credit Agreement); or”

(g) The following Section 11.21 is added to the Credit Agreement:

Section 11.21. DIP Financing. (a) Notwithstanding anything in this Credit Agreement to the contrary, in addition to the prepayment of Second Lien Term Loans, as set forth in the Second Lien Intercreditor Agreement, the interim or final order approving any DIP Financing provided by the Lenders (or any one of them) may also provide that the proceeds of any Roll-Up Portion of the DIP Financing repay pre-petition Obligations owing solely to the Lenders providing such DIP Financing (or, if applicable, such Lenders’ Approved Funds holding such pre-petition Obligations); provided that (y) each Lender has been offered the opportunity to participate in its ratable share of such DIP Financing (based on the outstanding amount of such Lender’s pre-petition Obligations, excluding Revolving Credit Commitments in an amount not to exceed the issued and outstanding Letters of Credit) and (z) inclusion in such Roll-Up Portion of the DIP Financing is determined ratably, based on the amount of DIP Financing provided by such Lender or its Affiliate, as the case may be);

(b) as part of any plan of reorganization that provides for a working capital revolving credit exit financing facility in an aggregate principal amount of not more than $40,000,000 (the “Specified Revolving Exit Facility”), the Lenders shall not raise any objection (whether under section 1129(b)(1), section 1129(b)(2)(A)(i), (ii) or (iii), or any other section of the Bankruptcy Code, or otherwise) and shall be deemed to affirmatively consent to (i) the principal amount of such Specified Revolving Exit Facility (to the extent such principal amount does not exceed $40,000,000) or (ii) the granting as security for Specified

Revolving Exit Facility of first priority liens on all or substantially all of the assets (including, without limitation, the Collateral) of any or all of the Loan Parties after giving effect to such plan of reorganization, which liens may be senior to the liens securing the remaining First Lien Obligations; provided that the Lenders expressly reserve their respective rights to raise any and all other objections to any such plan of reorganization, including, without limitation, objections concerning any of the other terms of the Specified Revolving Exit Facility or the terms of any intercreditor agreement or arrangement governing the lien priorities of the Specified Revolving Exit Facility and remaining First Lien Obligations; provided further that any such intercreditor agreement or arrangement shall be in a form customary for exit financings of this type and shall be reasonably acceptable to the First Lien Agent and the lenders under the Specified Revolving Exit Financing Facility.

(c) the Budget in the form attached as Exhibit A to the Third Amendment is acceptable, and may be amended, supplemented or otherwise modified from time to time with the written consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned);

(d) the Administrative Agent is hereby authorized and directed to execute and deliver the Second Lien Intercreditor Agreement and any amendments required to any existing Collateral Documents necessary to effectuate the second lien contemplated thereby, and the Secured Parties shall be bound by all of the provisions thereof, including, without limitation, the repayment of the Second Lien Obligations (as defined in the Second Lien Intercreditor Agreement) from the proceeds of any Specified DIP Financing, as defined in, and to the extent provided in, the Second Lien Intercreditor Agreement; and

(e) the Administrative Agent is hereby authorized and directed to execute and deliver the Bondholder Letter Agreement, and the Secured Parties shall be bound by all of the provisions thereof.

No amendment or waiver of any provision of Section 11.21(b) shall be effective unless the same shall be in writing and signed by investors holding a majority of the outstanding amount of Senior Notes. The holders of the Senior Notes are hereby made express third-party beneficiaries of this Section 11.21.

SECTION 2 Amendment to Forbearance Agreement.

(a) Section 3(a) of the Forbearance Agreement is hereby amended to replace the date “December 8, 2011” in clause (ii) thereof with the date “February 3, 2012”.

(b) Section 3(a) of the Forbearance Agreement is hereby further amended by amending and restating clause (E) therein and adding the following new clause (F) as follows:

“(E) the making of any payment in respect of the Senior Notes (other than reasonable fees and expenses of the following: (1) Stroock & Stroock & Lavan

LLP and one Delaware counsel, if any, (2) Kirkland & Ellis LLP and (3) Houlihan Lokey Capital, Inc.) and (F) the making of any payment in respect of the Second Lien Term Loans (other than (1) payments from the Second Lien Segregated Accounts or the Second Lien Segregated Account Funds, (2) payments of fees, expenses and other amounts payable to (i) the Second Lien Agent and counsel for the Second Lien Agent under its fee letter, as in effect on the closing date, and/or the Second Lien Credit Agreement, (ii) the professionals described in clause (E), (iii) such other local counsel (including Dutch counsel) as shall be reasonably required by the holders of the Second Lien Term Loans and (iv) any closing fees payable to, and all reasonable out of pocket expenses of, the Second Lien Lenders in accordance with the terms of the of the Second Lien Credit Agreement (it being understood that any such fees and expenses of the Second Lien Lenders shall be limited to the extent expressly set forth herein)).”

(c) The definition of Forbearance Default set forth in Section 3(a) of the Forbearance Agreement is hereby amended to amend and restate clause (B) thereof as follows: “(B) the failure of Borrower or any other Loan Party to timely comply with any term, condition, or covenant set forth in this Agreement, or the Third Amendment”.

(d) Section 3(a) of the Forbearance Agreement is further amended to insert the following sentence at the end thereof:

Notwithstanding clause (A) in the first sentence of this Section, if the Event of Default that occurs is an Event of Default under Section 9.01(e) that is triggered by a default under Section 6.20 or Section 6.21(a), (b), (c) or (d) of the Second Lien Credit Agreement (and is not otherwise a default under the Credit Agreement), then for so long as neither the Second Lien Agent nor the Second Lien Lenders have accelerated the Second Lien Term Loans and no Second Lien Claimholder (as defined in the Intercreditor Agreement) is taking any Enforcement Action (as defined in the Intercreditor Agreement) such Event of Default shall not constitute a Forbearance Default nor shall it effect a termination of the Forbearance Period unless such default under the Second Lien Credit Agreement remains outstanding on the third Business Day following the date of such default.

(e) Exhibit A to the Forbearance Agreement is hereby replaced in its entirety with Exhibit A set forth in Schedule I hereto.

SECTION 3 Amendment to Security Agreement.

(a) The final paragraph of Section 1 of the Security Agreement is hereby amended to insert the following new clause (f) at the end thereof:

“(f) the Second Lien Segregated Account and the Second Lien Segregated Account Funds, provided that upon the Discharge of Second Lien Obligations (as defined in the Intercreditor Agreement), the Collateral shall include such Second Lien Segregated Account and such Second Lien Segregated Account Funds.”

SECTION 4 Agreements of the Lenders and of the Loan Parties.

(a) The Loan Parties hereby agree as follows:

(i) on or before January 27, 2012, the Loan Parties shall have either (A) consummated an out-of-court restructuring or (B) commenced voluntary cases under Chapter 11 of Title 11 of the United States Code to implement a pre-packaged plan of reorganization;

(ii) in addition to those reporting items set forth in the Credit Agreement and in the Forbearance Agreement, the Borrower shall deliver to the Agent for distribution to the Lenders:

(A) following delivery of the Budget on the Amendment Effective Date, on each Thursday during the term of the Second Lien Term Loans, an updated budget, in each case, in form and substance reasonably satisfactory to the Agent (each, a “Updated Bridge Budget”) for the subsequent 13-week period consistent with the form of the Initial Bridge Budget; and

(B) on each Thursday during the term of the Second Lien Term Loans, commencing on the third Thursday after the Amendment Effective Date (unless the Amendment Effective Date occurs on a Thursday or a Friday, in which case commencing on the second Thursday after the Amendment Effective Date), a variance report (the “Variance Report”) setting forth actual cash receipts and disbursements of the Loan Parties for the prior week and setting forth all the variances, on a line-item and aggregate basis, from the amount set forth for such week as compared to (1) the Initial Bridge Budget on a weekly and cumulative basis (which shall be subject to the variances set forth above), and (2) the most recent Updated Bridge Budget (as applicable) delivered by the Loan Parties, in each case, on a weekly and cumulative basis (which shall be subject to the variances set forth above) (and each such Variance Report shall include explanations for all material variances and shall be certified by the Chief Financial Officer of the Loan Parties).

SECTION 5 Representations, Warranties and Covenants of Borrower and Each Other Loan Party.

To induce the Agent, the L/C Issuer and the Lenders to execute and deliver this Agreement, the Borrower and each other Loan Party represents, warrants and covenants that:

(a) the individual executing this Agreement on behalf of the Borrower and each other Loan Party is authorized to so act and the execution of this Agreement by such individual makes the obligations set forth herein legal, valid, binding and enforceable against the Borrower or such other Loan Party in accordance with their respective terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) except with respect to the Specified Defaults, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than the representations and warranties in Section 5.05(b) and Section 5.17 of the Credit Agreement), as updated from time to time pursuant to the Perfection Certificates delivered to the Agent under the Credit Agreement, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower’s or any other Loan Party’s corporate charter, bylaws, operating agreement, or other governing documents, (ii) any material Laws or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which the Borrower or any other Loan Party or any of their respective property is bound except with respect to this clause (iii) to the extent such contravention, breach or violation would not reasonably be expected to have a Material Adverse Effect;

(d) as of the date hereof, except for the Specified Defaults, no Event of Default has occurred and is continuing under this Agreement, the Credit Agreement or any other Loan Document; and

(e) the Secured Parties’ security interest in the Collateral continues to be valid, binding, and enforceable first-priority security interests that secures the Obligations (subject, with respect to priority only, to Liens permitted by Section 7.01 of the Credit Agreement).

SECTION 6 Ratification of Liability.

The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Agreement, the Credit Agreement, the Forbearance Agreement and each other Loan Document to which such Loan Party is a party, and each such Loan Party hereby ratifies and reaffirms its grant of Liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such Liens and security interests hereafter secure all of the Obligations. The Borrower and each other Loan Party acknowledges receipt of a copy of this Agreement and all other agreements or documents executed or delivered in connection herewith, (b) consents to the terms and conditions of same and (c) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 7 Reference to and Effect upon the Credit Agreement.

(a) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement, the Forbearance Agreement and other Loan Documents, all rights of the Secured Parties and all of the Obligations shall remain in full force and effect. Each of the Borrower and each other Loan Party hereby confirms that no such party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement, the Forbearance Agreement or any other Loan Document.

(b) Except as expressly set forth herein or in the Forbearance Agreement, the effectiveness of this Agreement shall not directly or indirectly (i) create any obligation to make any further Loans, Letters of Credit or financial accommodations under the Credit Agreement or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, the Forbearance Agreement or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement, the Forbearance Agreement or any other Loan Documents or any right, power or remedy of the Agent, the L/C Issuer or any Lender, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction or plan of reorganization, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, the Agent, the L/C Issuer and the Lenders reserve all rights, powers, and remedies under the Credit Agreement, the Forbearance Agreement, the other Loan Documents and applicable law.

(c) From and after the Amendment Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement, as amended hereby, (ii) the term “Agreement” in the Forbearance Agreement, and all references to the Forbearance Agreement in any Loan Document shall mean the Forbearance Agreement as amended hereby and (iii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 8 Construction.

This Agreement and all other agreements and documents executed or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed or delivered in connection herewith, and that such party knows the contents hereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed or delivered in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their respective contents and legal effect.

SECTION 9 Counterparts.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission (including .pdf or .tif) a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 10 Severability.

The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

SECTION 11 Further Assurances.

The Borrower and each other Loan Party agrees to, and to cause any other Loan Party to, take all further actions and execute all further documents as the Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed or delivered in connection herewith.

SECTION 12 Section Headings.

Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 13 Notices.

All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 14 Effectiveness.

This Agreement shall become effective at the time (the “Amendment Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Agent in its sole discretion:

(a) Agreement. The Agent shall have received duly executed signature pages for this Agreement signed by the Agent, the L/C Issuer, the Required Lenders, the Borrower and each other Loan Party.

(b) Second Lien Credit Documents; Second Lien Intercreditor Agreement. The Agent shall have received duly executed signature pages for the Second Lien Intercreditor Agreement and the Second Lien Loan Documents, all of which shall be in form and substance satisfactory to the Agent, and the Second Lien Intercreditor Agreement.

(c) Letter from Holders of Senior Notes. The Agent shall have received duly-executed signature pages with respect to the Bondholder Letter Agreement.

(d) Documentation. The Borrower and the other Loan Parties shall have delivered to the Agent such customary documents and instruments as the Agent may require, all of the foregoing of which shall be in form and substance acceptable to the Agent.

(e) Amendment Fee. The Agent shall have received, for the pro rata account of the consenting Lenders, a non-refundable Amendment Fee in the amount of $250,000.

(f) Expenses. The Borrower shall have reimbursed all reasonable invoiced fees and expenses of the Agent’s financial advisor, Zolfo Cooper, and counsel, Latham & Watkins LLP (including out-of-pocket expenses).

SECTION 15 Assignments; No Third Party Beneficiaries.

This Agreement shall be binding upon and inure to the benefit of the Borrower, each other Loan Party, the Agent, the L/C Issuer, the Lenders and their respective successors and assigns; provided that neither the Borrower nor any other Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent and the Required Lenders in their respective sole discretion.

SECTION 16 Final Agreement.

This Agreement, the Credit Agreement, the other Loan Documents and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lender Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements and understandings among the parties with respect thereto. No term of the Borrower/Lender Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against which enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The exercise or failure to exercise any rights or remedies by the Agent, the L/C Issuer or any Lender under any of the foregoing in a particular instance shall not operate as a waiver to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto.

SECTION 17 Applicable Law.

This Agreement and the rights and obligations of the parties hereunder (including any claims sounding in contract law or tort law arising out of the subject matter hereof) shall be governed by, and shall be construed in accordance with, the laws of the State of New York without regard to conflicts of law principles that would result in the application of any law other than the law of the State of New York.

SECTION 18 General Release; Covenant Not to Sue.

(a) In consideration of, among other things, the Agent’s, the L/C Issuer’s and the Required Lenders’ execution and delivery of this Agreement, the Borrower and each other Loan Party, on behalf of themselves and their agents, representatives, officers, directors, advisors, employees, successors and assigns (collectively, “Releasors”), hereby forever waive, release and discharge, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all liens, claims, interests and causes of action of any kind or nature (collectively, the “Claims”) that such Releasor now has or hereafter may have against any or all of the Agent, the L/C Issuer and any Lender in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based on facts existing on or before the Amendment Effective Date that relate to: (i) any Loan Document, (ii) any transaction, action or omission contemplated thereby or (iii) any aspect of the dealings or relationships between or among any or all of the Borrower and the other Loan Parties, on the one hand, and any or all of the Agent, the L/C Issuer and the Lenders, on the other hand, relating to any Loan Document or transaction, action or omission contemplated thereby. The provisions of this Section 17 shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) The Borrower and each other Loan Party, on behalf of themselves and their successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agree that they will not sue any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to Section 17 hereof. If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and each other Loan Party, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all reasonable attorneys’ fees and costs incurred by any Releasee as a result of such violation.

(Signature pages to follow)

IN WITNESS WHEREOF, this First Amendment to Forbearance Agreement and Third Amendment to Amended and Restated Credit Agreement has been executed by the parties hereto as of the date first written above.

AQUILEX HOLDINGS LLC, as Borrower

By:	AQUILEX ACQUISITION SUB III, LLC, its sole member

	By:	AQUILEX HOLDCO, L.P., its sole member

		By:	AQUILEX HOLDCO GP LLC, its general partner

			By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By: /s/	Russell Hammond
Name: Russell Hammond
Title: Director

AQUILEX ACQUISITION SUB III, LLC, as a Loan Party

By:	AQUILEX HOLDCO, L.P., its sole member

	By:	AQUILEX HOLDCO GP LLC, its general partner

		By:	ONTARIO TEACHERS’ PENSION PLAN BOARD, its sole member

By: /s/	Russell Hammond
Name: Russell Hammond
Title: Director

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

AQUILEX CORPORATION, as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM, INC., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX HYDROCHEM INDUSTRIAL CLEANING, INC., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX SMS, INC., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX WSI, INC., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

AQUILEX FINANCE CORP., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

AQUILEX SPECIALTY REPAIR AND OVERHAUL, INC., as a Loan Party

By: /s/	Jay W. Ferguson
Name: Jay W. Ferguson
Title: CFO and Treasurer

ROYAL BANK OF CANADA, as the Agent

By: /s/	Ann Hurley
Name: Ann Hurley
Title: Manager, Agency

ROYAL BANK OF CANADA, as the L/C Issuer

By: /s/	Leslie P. Vowell
Name: Leslie P. Vowell
Title: Attorney-in-Fact

Royal Bank of Canada, as Lender

By: /s/	Leslie P. Vowell
Name: Leslie P. Vowell
Title: Attorney-in-fact

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

CCP Credit Acquisition Holdings, LLC, as Lender

By: /s/	Jeffrey Gelfand
Name: Jeffrey Gelfand
Title: Authorized Signatory

Centerbridge Special Credit Partners, L.P., asLender

By: /s/ Jeffrey Gelfand
Name: Jeffrey Gelfand
Title: Authorized Signatory

REDWOOD MASTER FUND, LTD., as Lender
By:	REDWOOD CAPITAL MANAGEMENT,
LLC, its Investment Manager

By : /s/	Jonathan Kolatch
Name: Jonathan Kolatch
Title: Managing Member

Madison Park Funding II, Ltd., as Lender By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Madison Park Funding III, Ltd., as Lender By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/	David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

AUSTRALIANSUPER, as Lender

By: Credit Suisse Asset Management, LLC, as

sub-advisor to Bentham Asset Management Pty

Ltd. in its capacity as agent of and investment

manager for AustralianSuper Pty Ltd. in its

capacity as trustee of AustralianSuper

By: /s/	David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Atrium V, as Lender By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/	David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

Atrium III, as Lender

By: /s/ David H. Lerner
Name: David H. Lerner
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Alterra Bermuda Limited,

Global Indemnity (Cayman) Limited,

Stellar Performer Global Series W – Global Credit,

SunAmerica Senior Floating Rate Fund, Inc.,

U.A.I. (Luxembourg) Investment S.a.r.l.,

UMC Benefit Board, Inc.,

Wellington Trust Company, National Association Multiple Common Trust Funds Trust – Opportunistic Fixed Income Allocation Portfolio, each severally but not jointly, as Lender

By: Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name: Steven M. Hoffman Title: Vice President and Counsel

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as Lender

By: /s/	Cormac Bohan Name: Cormac Bohan Title: Authorised Signatory

By: /s/	Sinead Murphy Name: Sinead Murphy Title: Authorised Signatory

GOLDMAN SACHS ASSET MANAGEMENT CLO, PUBLIC LIMITED COMPANY, as Lender By: Goldman Sachs Asset Manager, L.P., as Manager, as Lender

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

By: /s/	[Illegible]
Name: [Illegible] Title: VP

Pioneer Floating Rate Trust
Pioneer Floating Rate Fund
Pioneer Strategic Income Fund
Pioneer High Yield Fund
Pioneer Global High Yield Fund
Met Investors Series Trust - Pioneer Strategic
Income Portfolio
ING Pioneer High Yield Portfolio, as Lender

By: /s/	Margaret C. Begley Name: Margaret C. Begley Title: Secretary and Associate General Counsel

Melbourne Holdings 1, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon Title: Managing Director

Second Signature

By: /s/	Adam Pierce Name: Adam Pierce Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Melbourne Holdings 4, L.P., as a Lender Party
By: Melbourne Holdings GP, LLC Its: General Partner
By: Oaktree Capital Management, L.P. Its Managing Member

By: /s/	Mike Harmon Name: Mike Harmon Title: Managing Director

Second signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 10, L.P., as a Lender Party
By: Melbourne Holdings GP, LLC Its: General Partner
By : Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 6, L.P., as a Lender Party
By: Melbourne Holdings GP, LLC Its: General Partner
By: Oaktree Capital Management, L.P. Its: Managing Member

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 7, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 9, L.P., as a Lender Party Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
.	Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 3, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 1, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 5, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 8, L.P., as a Lender Party
By: Melbourne Holdings GP, LLC Its: General Partner
By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 2, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 9, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 2, L.P., as a Lender Party
By: Melbourne Holdings GP, LLC Its: General Partner
By: Oaktree Capital Management, L.P. Its Managing Member

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: AdamPierce
Title: Senior Vice President

Melbourne Holdings 3, L.P., as a Lender Party
Melbourne Holdings GP, LLC Its: General Partner
By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 6, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 10, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 4, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 5, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 11, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 8, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Oaktree Power Opportunities Fund III Delaware, L.P. as a Lender Party Oaktree Fund GP, LLC Its: General Partner By: Oaktree Fund GP I, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Authorized Signatory

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Authorized Signatory

Melbourne Holdings 12, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 7, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 12, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 11, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce Title: Senior Vice President

Columbus Nova CLO Ltd. 2006-I
Columbus Nova CLO Ltd. 2006-II
Columbus Nova CLO Ltd. 2007-I
Columbus Nova CLO Ltd. 2007-II, as a Lender Parties

By: Columbus Nova Credit Investments
Management, LLC, their Collateral Manager

By: /s/	Steven J. Vaccaro
Name: Steven J. Vaccaro Title: Authorized Signatory

Cumberland II CLO Ltd
Schiller Park CLO Ltd.
Bridgeport CLO II Ltd.
DFR Middle Market CLO Ltd., as a Lender Parties

By: Deerfield Capital Management, LLC,
their Collateral Manager

By: /s/	Steven J. Vaccaro
Name: Steven J. Vaccaro Title: Authorized Signatory

TELOS CLO 2006-1, Ltd., as Lender
Managed by Tricadia Loan Management LLC

By: /s/	Ro Toyoshima
Name: Ro Toyoshima Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

TELOS CLO 2007-2, Ltd., as Lender
Managed by Tricadia Loan Management LLC

By: /s/	Ro Toyoshima Name: Ro Toyoshima Title: Managing Director

Black Diamond CLO 2006-1 (CAYMAN) LTD.
By: Black Diamond CLO 2006-1 Adviser, L.L.C.,
As Its Collateral Manager as Lender

By: /s/	Stephen H. Deckoff Name: Stephen H. Deckoff Title: Managing Principal

BlackRock Senior Income Series

By: /s/	C. Adrian Marshall Name: C. Adrian Marshall Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Melbourne Holdings 13, L.P., as a Lender Party By: Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 14, L.P., as a Lender Party Melbourne Holdings GP, LLC Its: General Partner By:Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Melbourne Holdings 15, L.P., as a Lender Party Melbourne Holdings GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 13, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Second Street Holdings 14, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

Second Street Holdings 15, L.P., as a Lender Party By: PF5 GP, LLC Its: General Partner By: Oaktree Capital Management, L.P. Its: Managing Member

By: /s/	Mike Harmon
Name: Mike Harmon
Title: Managing Director

Second Signature

By: /s/	Adam Pierce
Name: Adam Pierce
Title: Senior Vice President

Littlejohn Opportunities Master Fund, LP, as Lender

By: /s/	Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

CETUS CAPITAL II, LLC, as Lender

By: /s/	Richard Maybaum
Name: Richard Maybaum
Title: Managing Director

Credit Suisse AG, Cayman Islands Branch as Lender

By: /s/	Megan Kane
Name: Megan Kane
Title: Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

[Aviva Life & Annuity Company], as Lender

By: /s/	Christopher Langs
Name: Christopher Langs
Title: Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO FORBEARANCE AGREEMENT, THIRD AMENDMENT

TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY

AGREEMENT

EXHIBIT A

[Budget to be attached]

A-1

EXHIBIT B

[Second Lien Term Sheet to be attached]

B-1

EXHIBIT C

[Second Lien Intercreditor to be attached]

C-1

EXHIBIT D

[Bondholder Letter Agreement to be attached]

D-1

SCHEDULE I

Exhibit A

1. The Events of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Total Leverage Ratio tests set forth in Section 7.13 for each of the Test Periods ending September 30, 2011 and December 31, 2011.

2. The Events of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Interest Coverage Ratio tests set forth in Section 7.14 for each of the Test Periods ending September 30, 2011 and December 31, 2011.

3. The Events of Default under Section 9.01(b) of the Credit Agreement arising from the failure to meet the Senior Secured Leverage Ratio tests set forth in Section 7.15 for each of the Test Periods ending September 30, 2011 and December 31, 2011.

4. The Event of Default under Section 9.01(e) of the Credit Agreement arising from the failure to make the interest payment on the Senior Notes due on December 15, 2011; provided that this item 4 shall only be included for so long as the holders of Senior Notes are forbearing from any remedies with respect thereto.

1-1